SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                                  Nitches, Inc.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2004

          Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the "Company") will be held at the Company's offices at 10280 Camino Santa Fe, San Diego, California 92121, at 9:30 a.m. on April 28, 2004 for the following purposes:

          1.   To elect a board of five Directors.

          2. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

          January 29, 2004 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

          ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN
PERSON.

          WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

          YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

                               By Order of the Board of Directors

                                /s/ Steven P. Wyandt
                               ----------------------------------
                               Steven P. Wyandt, Chairman

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                                   -----------

                                 PROXY STATEMENT

                                   -----------

          This proxy statement is solicited by, and is forwarded in connection with, solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Wednesday, April 28, 2004. Only shareholders of record at the close of business on January 29, 2004 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements are expected to be mailed to shareholders on approximately March 31, 2004. The number of outstanding Common Shares entitled to be voted at the meeting is 1,171,169.

          The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. Approximately three employees of the Company may solicit proxies by telegraph, telephone and personal interviews.

          The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material. The Annual report on Form 10K is being sent separately to each shareholder of record.

          The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                            I. ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

          INFORMATION CONCERNING NOMINEES , DIRECTORS AND EXECUTIVE OFFICERS

          The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Nominating Committee. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

          During fiscal year 2003 the Board of Directors held 3 meetings. The Company has standing Audit, Corporate Governance and Nominating, and Compensation Committees. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consisted of Mr Bailey, Mr. Hoese, and Mr. Price. The Audit Committee met three times during fiscal 2003. The Compensation Committee, which sets executive compensation and bonuses, consisted of Mr. Bailey and Mr. Hoese. The Compensation Committee did not meet during fiscal 2003. The Corporate Governance and Nominating Committee was formed in January, 2004 and consists of Mr. Bailey, Mr. Hoese, and Mr Price. During fiscal 2003, all directors attended at least 75% of the meetings of the Board and the Board Committees of which they were members.

          All directors who are not also employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a Committee meeting that is held on the same day the Board of Directors meets.

          The following table sets forth certain information with respect to a new nominee and the Directors and executive officers of the Company, all of whom are also nominees; THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL FIVE NOMINEES LISTED BELOW:

                 NAME          AGE                  POSITION
                 ----          ---                  --------
          Steven P. Wyandt      59   Chairman of the Board, Chief Executive
                                     Officer and Chief Financial Officer
          Paul M. Wyandt        35   Director, President and Chief Operating
                                     Officer
          William L. Hoese      67   Director(Independent)
          Eugene B. Price II    60   Director(Independent)
          Allan R. Bailey       61   Director(Independent)

          Mr. Steven Wyandt has been a director since 1989. He has been CEO of the Company since 1987. Mr. Wyandt was a director and Chairman of Body Drama, Inc. until August 31, 1998, which at the time was a wholly owned subsidiary of the Company but was merged into the Company as of that date. Steven Wyandt is the father of Paul Wyandt, an officer and director of the Company.

          Mr. Paul Wyandt has been a director since 2001. He has been President and COO since 2001. He has been with the Company in the areas of finance, accounting, marketing and technology since 1997. Prior to that, he was Vice President of Finance and Operations of CMS Technologies, a company that designed hardware and software for personal computer security.

          Mr. Hoese has been a director since 1995. Since 2003 he has been Corporate Secretary and Assistant General Counsel of Cubic Corporation, a publicly held transportation and defense systems contractor located in San Diego. During 2002 he was a legal expert witness and arbitrator. From 1994 until 2002, he was Senior Vice President and General Counsel of American Tool Companies, Inc., a privately held manufacturer of hand tools and power tool accessories. For 28 years prior to 1994, Mr. Hoese was a partner with Luce, Forward, Hamilton & Scripps LLP, counsel to the Company.

          Mr. Price has been a director since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration.

          Mr. Bailey has been a director since 2003. Mr. Bailey is Chief Financial and Information Officer of University Advancement, and Treasurer/Chief Financial Officer for the Campanile Foundation at San Diego State University. He is also currently a Professor of Accounting. Mr. Bailey has been with SDSU since 1968 in the School of Accountancy and was Dean, College of Business Administration from 1979 to 1997. Mr. Bailey received his Ph.D. in accounting at the University of California, Los Angeles in 1969.

          Mr. Bailey, Mr. Hoese, and Mr. Price are independent directors as defined in NASD Rule 4200.

          COMMUNICATIONS WITH DIRECTORS

          Any security holder may communicate in writing by mail at any time with the whole board or any individual director (addressed to "Board of Directors" or to a named director) c/o Chairman, Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121. All communication will be promptly relayed to the appropriate recipient(s) and the Chairman will coordinate replies where necessary.

          ANNUAL MEETING ATTENDANCE

          It is the policy of the Board of Directors that its members are encouraged to attend the Annual Meeting of Shareholders. The 2003 annual meeting was attended by three of the five incumbent directors.

          COMPENSATION COMMITTEE REPORT

          The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the Company's executive officers. The committee establishes base salaries for executive officers at levels that it believes are sufficient to attract and retain such executives. The committee uses independent survey reports for comparable companies to assist in establishing the base salaries. None of the current committee members are employees of the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Committee consisted of William L. Hoese and Allan R. Bailey. Neither Mr. Hoese nor Mr. Bailey has ever been an officer or employee of the Company.

          EMPLOYMENT AGREEMENT

          The Company extended an employment agreement with Steven P. Wyandt, effective September 1, 2001 through August 31, 2004. Pursuant to this agreement, Mr. Wyandt serves as Chief Executive Officer and Chief Financial Officer of the Company. The agreement provides for a base annual salary of $250,000, or a higher amount as the Board of Directors may approve. In addition, Mr. Wyandt may receive a bonus at the discretion of the Board of Directors. No bonus was paid to Mr. Wyandt during fiscal 2001, 2002, or 2003.

          EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

          The following table shows the compensation provided to the Chief Executive Officer and each of the other most highly-compensated executive officers who served as such at the end of fiscal 2003 and whose annual compensation exceeds $100,000:

                                                     LONG TERM COMPENSATION
                                               ---------------------------------
                      ANNUAL COMPENSATION               AWARDS           PAYOUTS
                    ------------------------------------------------------------
                                                            SECURITIES
                                      OTHER    RESTRICTED   UNDERLYING
                                      ANNUAL     STOCK       OPTIONS/      LTIP     ALL
NAME/TITLE          SALARY    BONUS   COMP.      AWARDS        SARS      PAYOUTS   OTHER
YEAR                   $        $       $          $             #          $      COMP.
----------------------------------------------------------------------------------------
Steven P. Wyandt
  CEO & CFO
     2003           250,000    --       --         --           --         --       --
     2002           250,000    --       --         --           --         --       --
     2001           250,000    --       --         --           --         --       --
---------------------------------------------------------------------------------------
Paul M. Wyandt
  President & COO
     2003           160,000    --       --         --           --         --       --
     2002           139,600    --       --         --           --         --       --
     2001           115,400    --       --         --           --         --       --

There were no stock options outstanding or granted during fiscal year 2003.

          This report is submitted by the members of the Compensation Committee:
William L. Hoese & Allan R. Bailey.

          AUDIT COMMITTEE REPORT

          The Audit Committee of the Company's Board of Directors is composed of three non-employee, independent directors (as defined by NASD). The responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board of Directors and included as Appendix A to this Proxy Statement. The Committee met three times during the fiscal year.

          The Audit Committee, as one of its responsibilities, provides oversight of the Company's financial reporting. The management of the Company is responsible for the preparation and integrity of the financial reporting and the related systems of internal controls. The independent auditors are responsible for performing review of the quarterly financial reports and audit of the fiscal year end financial statements in accordance with generally accepted auditing standards. The Committee selects and appoints the Company's independent auditors.

          The Committee has reviewed and discussed with management and the auditors the Company's audited financial statements for the fiscal year ending August 31, 2003. Management has confirmed that the financial statements have been prepared with integrity, objectivity, and in conformity with generally accepted accounting principles. The Committee has discussed with Moss Adams LLP the matters as required by Statement on Auditing Standard No. 61. This statement requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the fiscal year end financial statements with respect to their responsibility under generally accepted auditing standards, significant accounting principles, management judgements and estimates, any significant audit adjustments, any disagreements with management, and any difficulties encountered in performing the audit.

          The Committee has received from Moss Adams LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 with respect to any relationships between them and the Company that in their judgement may reasonably be thought to bear on independence. The Committee has concluded that since there were no services other than audit and tax preparation, that their independence is maintained. Moss Adams LLP has discussed their independence with us and has confirmed in such letter that it is independent of the Company within the meaning of the federal securities laws.

          Based on the review and discussions described above regarding the audited financial statements for fiscal year 2003, the Committee has recommended to the Board of Directors that these financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission and mailing to the Shareholders of the Company.

          The Audit Committee appointed Moss Adams LLP to serve as the independent auditors for fiscal year 2004.

          This report is submitted by the members of the Audit Committee:
William L. Hoese, Eugene B. Price II, and Allan R. Bailey. Mr. Bailey has been designated by the Board of Directors as the Audit Committee Financial Expert.

          INDEPENDENT AUDITORS

          The aggregate fees billed by Moss Adams LLP for annual audit services and quarterly reviews of the financial statements for fiscal year 2003 were $51,016. The fees for tax filing preparations were $33,156. Moss Adams did not render any services related to financial information systems design and implementation, or any other non-audit services not defined herein.

          CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

          Nitches has had a Corporate Governance and Nominating Committee, consisting of three independent directors, since January, 2004. The current members of the Committee are Allan R. Bailey, William L. Hoese, and Eugene B. Price II. The charter of the Committee was adopted in January, 2004 and can be found as APPENDIX B of this Proxy. The Committee has not considered shareholder proposals for nomination as directors and has not received an unsolicited proposal regarding a candidate who might possess appropriate background and experience. The Board consists of five directors, three of whom are independent. These independent directors were elected 2, 9 and 31 years ago and have served with distinction since their election. No replacement of these directors is contemplated. The Committee's policy is that it will consider recommendations of the security holders, which are received by the Corporate Secretary by October 31 of each year. Recommendations of candidates who have at least 10 years of management and apparel or retail industry experience with a company with sales of at least 75% of that of the Corporation, or who could bring appropriate diversity to the Board, or who possess other relevant qualifications (for example finance and accounting, marketing) would be preferred. If a vacancy in the Board occurs, the Committee will consult with all Board members to identify candidates known to them or whom they would recommend be considered and would review any security holder recommendations on file. It would screen and then personally interview appropriate candidates and have those candidates meet with some additional Board members, certain members of management and the Chairman of the Board. The Committee would evaluate responses and recommend to the full Board the name of any candidate it felt should become a management and Board nominee for election or appointment.

                                PERFORMANCE GRAPH

          The following graph compares the performance of the Company for the five-year period ending August 31, 2003 with the performance of the NASDAQ market index and the average performance of companies comprising the Dow Jones Industry Group CLO - Apparel, Clothing, which for this year numbered 68 companies, and which is published by Media General Financial Services. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG NITCHES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                8/31/1998   8/31/1999    8/31/2000   8/31/2001   8/31/2002    8/31/2003
Nitches               100      105.88        265.4      317.96      335.33       301.46
Peer Group            100      113.46        117.3      128.36      127.03       142.16
NASDAQ Market Index   100      183.65        287.6      125.34       93.28       128.92

                     ASSUMES $100 INVESTED ON SEPT. 1, 1998
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING AUG. 31, 2003

          PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

          The following table sets forth, as of December 31, 2003, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) each of the Company's directors and (c) all directors and officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

          NAME AND ADDRESS OF
          BENEFICIAL OWNER                           SHARES   PERCENT OF CLASS
          -------------------                       -------   ----------------

          Steven P. Wyandt
          10280 Camino Santa Fe
          San Diego, CA 92121                       432,783        37.0%

          Eugene B. Price II
          10280 Camino Santa Fe
          San Diego, CA 92121                        42,850         3.7%

          William L. Hoese
          1220 Rosecrans Blvd., Suite 304
          San Diego, CA 92106                        18,390         1.6%

          All directors and current officers as a
          group (5 persons)                         494,023        42.2%

                                   OTHER ITEMS

PROPOSALS OF SHAREHOLDERS

          For proposals of shareholders to be included at the 2004 annual meeting of shareholders, anticipated to be held in February 2005, such proposals must be received by the Company not later than October 31, 2004. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

VOTING

          Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote is not counted in the voting process under California law.

          CUMULATIVE VOTING. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting is used, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of votes that the shareholder's shares would otherwise entitle the shareholder. The shareholder may cast these votes for one nominee or distribute these votes among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

          PROXIES. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date or by giving written notice of revocation to the Secretary of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Upon filing any such report with the Commission, the filing person must furnish the Company with a copy of such report. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations that no other reports were required, all reports required by Section 16(a) of the Securities Exchange Act of 1934 during fiscal year 2003 were filed on a timely basis.

          THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE DIRECTED TO:

                                  NITCHES, INC.
                              10280 CAMINO SANTA FE
                           SAN DIEGO, CALIFORNIA 92121
                           ATTENTION: STEVEN P. WYANDT

                                           By Order of the Board of Directors

                                            /s/ Steven P. Wyandt
                                           -------------------------------------
                                           Steven P. Wyandt, Chairman

San Diego, California
March 15, 2004

                                   APPENDIX A

                                  NITCHES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

          PURPOSE

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Select and appoint the Corporation's independent accountants and approve all non-audit related services that they may perform.

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants.

o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

o    Retain legal, accounting, and other experts as necessary.

          COMPOSITION

          The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

          MEETINGS

          The Committee shall hold such regular meetings in executive session as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the independent accountants. The Committee will meet quarterly to approve the 10Q and 10K reports of the Company prior to their filing with the SEC. The Committee will meet at least annually with management and the independent accountants.

          RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

1. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2. Review with financial management the 10-Q prior to its filing or prior to the release of earnings. One member of Committee may represent the entire Committee for purposes of this review.

3. Review and update this Charter on an annual schedule or sooner if conditions dictate.

4. Select and appoint the independent accountants (outside auditors), considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

10. Establish reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

16.       Review and approve all related party transactions.

17. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

18. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

19. Maintain a program of continuing education in corporate governance and compliance to ensure that all members of the Committee have the necessary qualifications to serve in the constantly changing regulatory environment in which the Corporation operates.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                   APPENDIX B

                                  NITCHES, INC.
              CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                            (APPROVED JANUARY, 2004)

I. STATEMENT OF POLICY

          This Charter specifies the scope of the responsibilities of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of NITCHES, Inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.
          The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates;
(iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

          The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of The Nasdaq Stock Market ("Nasdaq") and the Securities and Exchange Commission (the "SEC"); provided that one director who does not meet the Nasdaq independence criteria may serve on the Committee pursuant to the "exceptional and limited circumstances" exception as provided under the rules of Nasdaq. The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.
          The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III. MEETINGS

          The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, but not less frequently than once each year, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

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IV. COMMITTEE AUTHORITY AND RESPONSIBILITY

          To fulfill its responsibilities and duties hereunder, the Committee shall:

          A. NOMINATING FUNCTIONS

          1. Evaluate and select, or recommend to the Board, director nominees for each election of directors.

          2. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

          3. Consider any nominations of director candidates validly made by stockholders. The Committee's policy is that it will consider recommendations of the stockholders, which are received by the Corporate Secretary by October 31 of each year. Recommendations of candidates who have at least 10 years of management and apparel or retail industry experience with a company with sales of at least 75% of that of the Corporation, or who could bring appropriate diversity to the Board, or who possess other relevant qualifications (for example finance and accounting, marketing) would be preferred.

          4. Review from time to time the Board's committee structure and review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

          B. CORPORATE GOVERNANCE FUNCTIONS

          1. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, corporate governance principles applicable to the Company. Such principles may include, among other matters, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

          2. Consult with the Audit Committee regarding establishment of procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          3. In consultation with the Audit Committee, consider and present to the Board for adoption a Code of Business Conduct and Ethics ("Code of Conduct") applicable to all employees and directors which meets the criteria of Nasdaq and the SEC, and provide for a review and prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

          4. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company's Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

          5. Monitor the independence of the Board to meet the objective that a majority of the Board continues to be independent. Review any potential conflict of interest between a director and the Company.

          6. Review, at least annually, the Company's compliance with Nasdaq corporate governance listing requirements, and report to the Board regarding the same.

          7. Assist the Board in developing criteria for the evaluation of Board and committee performance.

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          8. If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

          9. Review and recommend to the Board changes to the Company's bylaws as needed.

          10. Review and approve orientation materials for new directors and policy regarding continuing education for Board members.

          11. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

          12. Regularly report to the Board regarding the foregoing.

          13. Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

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                              PROXY - NITCHES, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - April 28, 2004

          The undersigned shareholder(s) of Nitches, Inc. (the "Company") hereby appoints Steven P. Wyandt the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10280 Camino Santa Fe, San Diego, California, on April 28, 2004 at 9:30 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following five (5) persons to the Board of Directors of the Company to serve until the 2004 Annual M eeting of Shareholders and until their successors are elected and have qualified:

            Steven P. Wyandt         Paul M. Wyandt        William L. Hoese

            Eugene B. Price II       Allan R. Bailey

       [ ]  FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS MARKED TO THE CONTRARY)

       [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE. A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

     IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR DIRECTORS.

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:________________________, 2004


                                   -----------------------------------------
                                                   Signature


                                   -----------------------------------------
                                           Signature if held jointly


                                   -----------------------------------------
                                                Printed Name(s)

                                   I (We) will [ ] will not [ ] attend the
                                   Annual Meeting in person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.